POWER-CELL, INC.
                            660 Preston Forest Center
                                     Box 200
                               Dallas, Texas 75230

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 4, 1997



To the Shareholders of Power-Cell, Inc.

     A special meeting (the "Special Meeting") of the shareholders of Power-Cell, Inc., a Colorado corporation (the "Company"), will be held at the offices of The Zisman Law Firm, A Professional Corporation, Fourth Floor Conference Room, 2626 Cole Avenue, Suite 400, Dallas, Texas 75204, at 11:00 a.m., Dallas, Texas time, on December 4, 1997 for the following purposes:

     (i) To consider the proposals of James C. Rambin to (a) remove, without cause, Howard L. Farkas and Burton W. Kanter as Directors of the Company, (b) elect H. Don Gill and E. Brewer Newton as Directors of the Company, and (c) re-elect James C. Rambin as a Director of the Company; and,

     (ii) To transact such other business as may properly come before the Special Meeting or any adjournment of such meeting,

     Only holders of common Stock of record at the close of business on November 13, 1997 are entitled to notice of or to vote at the Special Meeting.

     Pursuant to the bylaws of the Company, the removal and election of Directors of the Company must receive the affirmative vote of the holders of at least a majority of outstanding shares of Common Stock. Shareholders are entitled to one vote for each share held. As of November 13, 1997, there were 6, 216,875 shares issued and outstanding of the Common Stock of the Company. Accordingly, the requisite vote for removal or election of a Director is 3,108,438.

                                  By Order of the President of the Company,



                                  James C. Rambin



Dallas, Texas
November 13, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,  PLEASE  COMPLETE,  DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                          Page 1
                            Schedule 14A Information


Proxy  Statement  Pursuant to Section  14(a) of the  Securities  Exchange Act of
1934.


(Amendment No.)

Filed by the Registrant  [ ]
Filed by a party other than the Registrant  [X]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a - 6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ]Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12
          POWER-CELL, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)
                JAMES C. RAMBIN
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i )(1) and 0-11

(1) Title of each class of securities to which transaction applies:
               COMMON STOCK
--------------------------------------------------------------------------------

(2)            Aggregate  number of  securities  to which  transaction  applies:
               6,216,875
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
               NOT APPLICABLE
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
               NOT APPLICABLE
--------------------------------------------------------------------------------

(5)  Total fee paid:
               NONE
--------------------------------------------------------------------------------

Fee paid previously with preliminary materials:   NOT APPLICABLE

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                                                          Page 2
(1)   Amount previously Paid:

--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)   Filing Party:

--------------------------------------------------------------------------------

(4)   Date Filed:

--------------------------------------------------------------------------------

                                POWER-CELL, INC.
                            660 Preston Forest Center
                                     Box 200
                               Dallas, Texas 75230

                                   PRELIMINARY
                                 PROXY STATEMENT
                                      FOR A
                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December 4, 1997


THIS SOLICITATION IS MADE BY AND ON BEHALF OF JAMES C. RAMBIN (PRESIDENT OF POWER-CELL, INC.) IN HIS CAPACITY AS TRUSTEE OF THE RAMBIN FAMILY TRUST, AND BENEFICIAL SHAREHOLDER, AND NOT AS AN OFFICER AND DIRECTOR OR ON BEHALF OF POWER-CELL, INC. ALL EXPENSES OF THIS SOLICITATION HAVE BEEN AND ARE BEING BORNE BY JAMES C. RAMBIN, AS TRUSTEE AND BENEFICIAL SHAREHOLDER AND NOT BY THE COMPANY.


                                  INTRODUCTION

This Proxy Statement is furnished to the holders of common stock, par value $.0001 per share ("Common Stock"), of Power-Cell, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the James C. Rambin, in his capacity as trustee of the Rambin Family Trust, and beneficial shareholder of the Company, for use at a special meeting of shareholders of the Company (the "Special Meeting") to be held at the offices of The Zisman Law Firm, A Professional Corporation, Fourth Floor Conference Room, 2626 Cole Avenue, Suite 400, Dallas, Texas 75204, at 11:00 a.m., Dallas, Texas time, on December 4, 1997, and at any adjournment of such meeting (the "Special Meeting"). This Proxy Statement is being mailed to the shareholders of the Company on or about November 13, 1997.

                 MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

At the Special Meeting,  called by the Company's  President  pursuant to Section
2.2 of Article II of the Company's bylaws, Stockholders will be asked to consider and vote upon the following proposals made by James C. Rambin:

     (i) To remove, without cause, pursuant to Section 3.5 (b) of Article III of the Company's bylaws, Howard L. Farkas as Director of the Company;

     (ii) To remove, without cause, pursuant to Section 3.5(b) of Article III of the Company's bylaws, Burton W. Kanter as Director of the Company;

     (iii)To elect, pursuant to the bylaws of the Company, H. Don Gill as Director of the Company, to serve until the next annual meeting and until his successor is elected and qualified;

     (iv) To elect, pursuant to the bylaws of the Company, E. Brewer Newton as Director of the Company, to serve until the next annual meeting and until his successor is elected and qualified;

     (v) To re-elect, pursuant to the bylaws of the Company, James C. Rambin as Director of the Company, to serve until the next annual meeting and until his successor is elected and qualified; and

     (vi) To transact such other business as may properly come before the Special Meeting or any adjournment of such meeting.

For a statement of the reasons for the proposal to remove Howard L. Farkas and Burton W. Kanter as Directors of the Company, see Brief Discussion, below. For a statement of the qualifications of H. Don Gill, E. Brewer Newton and James C. Rambin to serve as Directors of the Company, see Biographical Information as to Proposed Directors, below.













THE ABOVE PROPOSALS MADE BY JAMES C. RAMBIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF SUCH PROPOSALS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPESENTATION TO THE CONTRARY IS UNLAWFUL.

                       VOTING RIGHTS AND PROXY INFORMATION

Pursuant to Section 2.5 (b) of Article II of the bylaws of the Company, the share transfer books not being closed and no record date having been fixed by the Board of Directors for the determination of shareholders entitled to notice of or to vote at the Special Meeting of Shareholders, the date on which the Notice of Special Meeting of Shareholders, is mailed will be the record date ("Record Date") for such purpose. As of November 13, 1997, the scheduled date for the aforesaid mailing, there were issued and outstanding 6,216,875 shares of Common Stock held of record by 886 persons. Each share is entitled to one vote, without cumulative voting rights, for each proposal to be voted upon at the Special Meeting.

The presence in person or by properly executed proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote on the proposals relating to the members of Board of Directors of the Company is necessary to constitute a quorum at the Special Meeting. Each holder of Common Stock on the Record Date is entitled to cast one vote per share, in person or by properly executed proxy, with respect to each matter to be considered at the Special Meeting.

Under Section 3.5 (b) of Article III of the bylaws of the Company, at a Shareholders meeting called expressly for that purpose, the affirmative vote of the holders of the majority of the shares then entitled to vote at an election of Directors is necessary to remove any Director. The affirmative vote of the majority of the voting power is necessary to elect any Director. Pursuant to the terms of a Voting Agreement dated September 3, 1988, entered into between Rudy Marich and James C. Rambin, who, through family trusts, hold an aggregate of 2,904,626 (46.72%) of the outstanding Common Stock, have agreed to vote their shares in concert and have indicated their support for the proposals of James C. Rambin.

All shares of Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions specified in such proxies. If no instructions are indicated, properly executed proxies will be voted FOR the proposals of James C. Rambin. Mr. Rambin does not know of any matters, other than as described in the accompanying Notice of Special Meeting of Stockholders, that may come before the Special Meeting. If any other matters are properly presented for action at the Special Meeting, the persons named in and acting under the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) written notice of revocation bearing a date later than the proxy delivered to Securities Transfer Corporation before the Special Meeting, (ii) duly executing a subsequent proxy relating to the same shares and delivering it at or before the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of proxy).

All information in this Proxy Statement has been supplied by James C. Rambin in his individual capacity, including that information derived from Company records, which includes the Annual Report of the Company, Form 10-KSB for the fiscal year ended June 30, 1997, filed with the Securities and Exchange Commission on October 14, 1997, a copy of which is available for inspection at the offices of the Company at the above address. Statements contained in this Proxy Statement as to the contents of the Voting Agreement are qualified in their entirety by references to the full text of the Voting Agreement, which is available for review at the offices of the Company as listed above.

                                   DISCUSSION



Brief Discussion

In order to foster and effectuate an operating policy that will aggressively pursue possible corporate affiliations, mergers and funding, the future interests of the Company would be best served by Directors with significant experience in investment and mortgage banking. The nominees for the Board of Directors of the Company (see biographical information, below) have both the requisite experience and acumen to accomplish these purposes, which it is believed will improve the operations of the Company and the financial status of the Company and its Stockholders.


Persons Making the Solicitation

This solicitation is made by and on behalf of James C. Rambin, in his capacity as Trustee and beneficiary of the Rambin Family Trust (and not as President of the Company) beneficial owner of 23.36% (1,452,313 shares) of the outstanding shares of the Company. Other participants in the solicitation, as defined in 17 CFR Sect. 240.14a-101, are H. Don Gill and E. Brewer Newton, proposed Directors of the Company. All costs of the solicitation have and will be borne by James C. Rambin, Trustee.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of company's Common Stock and percentage of the outstanding shares of Company's Common Stock owned beneficially (1) by each officer, director and director nominee of Company; (2) by all officers and directors of Company as a group; and (3) by all other persons who are known to the Company to own more than 5% of Company's Common Stock. Except as noted, each shareholder has sole voting and investment power of the shares listed.



  Name & Addresses                     Number of Shares       Percentage of
                                       Beneficially Owned     Outstanding Shares

Howard L. Farkas (1,2)
5460 S, Quebec Street, Suite 300
Englewood, CO 80111-01918                   0                       0.00%

S. A. Hellerstein
Trustee for the Farkas Trusts (2)
1139 Delaware Street
Denver, CO  80204                   1,089,235                      17.25%

Burton W. Kanter (1,3)
2 N. LaSalle Street, Suite 2410
Chicago, IL  60602                          0                       0.00%

Windy City, Inc. (3)
8300 Boone Boulevard, Suite 780
Vienna, VA  22182                     363,078                       5.84%

Rudy Marich (1,5,7)
Marich Investments, Ltd.
6025 S. Quebec, Suite 150
Englewood, CO 80111                         0                       0.00%

Thomas  M. Vickers (5)
Trustee of the Marich Family Trust
6025 S. Quebec, Suite 150
Englewood, CO 80111                 1,452,313                       46.72%

James C. Rambin (1,4,6,7)
5619 Ridgetown Circle
Dallas, Texas  75230                        0                        0.00%

J. L. Rambin (6)
Trustee of the Rambin Family Trust
5619 Ridgetown Circle
Dallas, Texas  75230                1,452,313                       46.72%

1.   Currently director of the company.

2. The Farkas Trusts are a group of trusts of which the beneficiaries include family members of Howard L. Farkas, a director of the Company. Mr. Farkas disclaims beneficial ownership of the shares owned by the Farkas Trusts.

3. Windy City, Inc. is a corporation composed of certain interests of family member of Burton W. Kanter, a director of the Company. Mr. Kanter disclaims beneficial ownership of shares owned by Windy City, Inc.

4.   Currently an officer and director of the Company.

5. Marich Investments, Ltd. a Trust organized under the laws of the State of Colorado.

6. Rambin Family Trust, a Trust organized under the laws of the State of Texas.

7. The Company has received a copy of a statement on schedule 13D filed by Messrs. Marich and Rambin reporting that on September 3, 1988, they entered into a voting agreement with the intent of acting together concerning the voting power held by them as shareholders of the Company. Messrs. Marich and Rambin reported that they have shared voting power and shared dispositive power with respect to the shares owned by each of them of record. Mr. Marich owned or had beneficial ownership of 1,452,313 shares, and Mr. Rambin owned 1,452,313 shares of record. Mr. Marich has informed the Company that he has placed these 1,452,313 shares in Marich Investments, Ltd., a Trust organized under the laws of the State of Colorado. Mr. Rambin has informed the Company that he has placed these shares in the Rambin Family Trust, a Trust organized under the laws of the State of Texas.


Biographical Information as to Proposed Directors

     H. Don Gill, age 61, since 1980 has been the owner and operator of The Howard Group, Corpus Christi, Texas, engaged in commercial real estate brokerage and development. (The Howard Group is neither a subsidiary nor affiliate of the Company.) From 1959 through 1980 he was primarily engaged in banking in Texas and New Mexico, having been Chairman and Chief Executive Officer of Liberty National, Lovington, New Mexico and President of Plains State Bank, Plains, Texas from 1977 through 1980. He also served as Senior Bank Examiner, Federal Reserve Bank Dallas from 1959 through 1962. Mr. Gill received his BBA from

Baylor University in1956 and attended the SMU Southwest Graduate School of Banking in 1976.

     E. Brewer Newton, age 60, received his BBA from Memphis State University in 1959 and served as a United States Naval Officer from 1959 through 1962. From 1962 through 1975 he was engaged primarily in investment banking and retail and municipal sales for several New York Stock Exchange Member and Allied Member firms. From 1975 through 1983 he was vice president of Bright Banc/Southwest Trust & Mortgage, Dallas, Texas, involved in residential and commercial loan development and underwriting. From 1983 through 1995 he was engaged primarily in commercial mortgage financing and brokering, having been associated with the Resolution Trust Corporation from 1989 through 1992 and Tuens Commercial Properties of Dallas from 1992 through 1995. Since 1995 he has been owner and president of Rinky Tinks, Inc., a retail food establishment in Granbury, Texas. (None of the foregoing enterprises is a subsidiary or affiliate of the Company.)

     James C. Rambin, 73, has been a Director and President of the Company since 1988. From 1982 to the present he has been President and a director of Sandia Financial, Inc., a Dallas, Texas corporate finance consulting firm. Mr. Rambin was President and a director of Oil City Petroleum, a publicly held oil and production and development company, from August 1978 through September 1982, when he resigned as president. Mr. Rambin resigned as a director of Oil City in December 1983. From 1973 through 1978 he was an executive with and Chairman of Midco Energy, Inc., Midland, Texas. From 1950 to 1973 Mr. Rambin was engaged in the investment securities industry with member firms of the New York Stock Exchange, where he served in the capacity of regional manager of corporate finance and senior vice president of investment banking. Additionally, he was a general partner and allied member of the New York Stock Exchange. Mr. Rambin received his B. S. in Economics from Centenary College. He did post-graduate study at Texas Christian University, Southern Methodist University, Ohio State University and the New York Institute of Finance.

17 CFR Sect 240.14a-101 Additional Information as to Proposed Directors Gill, Newton and Rambin


     1.   There are no pending legal proceedings against any of them

     2. There are no arrangements or understandings between them and any other person pursuant to which they were selected as nominees for Director. However, Mr. Marich has conditioned his resignation as Director upon their election as Directors.

     3. It is not anticipated that Messrs. Gill or Newton will become executive officers or employees of the Company. It is anticipated that Mr. Rambin will remain as President of and Consultant to the Company, but there is no agreement, written or oral, in that regard.

     4. There is no family relationship between Messrs. Gill, Newton and Rambin.

     5. No petition under Federal bankruptcy laws or any state insolvency law has been filed by or against them, or a receiver, fiscal agent or similar officer was appointed by a court for their business or property, or any partnership of which they were a general business partner at or within two years before the date of this filing, or any corporation or business association of which they were executive officers at or within two years before the time of this filing.

     6. None of them has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding.

     7. None of them have been involved in any other legal proceeding during the past five years, except minor traffic violations.

     8. None of them (nor their immediate family) except for the following transaction relating to James C. Rambin, has been involved with any transactions with the Company since the beginning of the Company's last fiscal year. The Company is obligated to pay a royalty to various individuals, including Mr. Rambin, on sales of technology related to the product of the Company. This royalty pertains to the initial acquisition of the technology. Additional details are set forth in the Annual Report of the Company, Form 10-KSB for the fiscal year ended June 30, 1997, file with the Securities Exchange Commission on October 14, 1997.

     9. Other than as described herein with reference to Mr. Rambin, none of the nominees for Director have had any business relationship during the Company's last fiscal year.

     10. None of the nominees, or their immediate families, or any organization of which they are an executive officer or partner or beneficial owner of ten percent or more of any class of shares, or any trust or other estate in which they have a substantial interest or have served as a trustee or similar capacity, has been indebted to the Company at any time since the beginning of the Company's last fiscal year.


17 CFR Sect. 240.14a-101 Additional Information as to Company

     1.   The Company has no standing committees of the Board of Directors.

     2. The Company had three telephone conference meetings of the Board of Directors during the last fiscal year.

     3. None of the Directors attended less that 75% of all meetings of the Board of Directors.

     4. No Director has resigned or declined to stand for re-election since the date of the last annual meeting because of disagreements with the Company.


Compensation of Directors, Executive Officers and Nominees for Director

During the fiscal year ended June 30, 1997, no officer, director or nominee for director of the Company received any compensation for their services as such. James C. Rambin received $2,850 compensation for his services as an independent consultant to the Company.


Section 16(a) Beneficial Ownership Reporting Compliance

No person subject to the reporting requirements of Section 16(a) of the Exchange Act failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

SECURITIES  TRANSFER        This Proxy is Solicited on Behalf of James C. Rambin
CORPORATION
P.O. Box 701629 PROXY The undersigned hereby appoints James C. Rambin with Dallas, Texas 75370-1629 the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of common stock of Power-Cell, Inc. held on record by the undersigned on November
                            13, 1997, at the special meeting of shareholders to be held on December 4, 1997 or any adjournment thereof.


PROXY FOR THE SHARES
OF POWER-CELL, INC.
A COLORADO CORPORATION
NOVEMBER 13, 1997

This proxy is solicited on behalf of JAMES C. RAMBIN.
The undersigned, as holder of ---- [number] shares of Common Stock of Power-Cell, Inc., revokes all previously executed proxies and appoints James C. Rambin----[his or her] proxy with power of substitution, to vote and otherwise represent all of the shares of the undersigned at the Special Meeting of shareholders' of the corporation on December 4, 1997 and at any adjournment of the meeting. The person named above is appointed to vote and represent the undersigned with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

1. The removal, without cause, from the Board of Directors of the Corporation of Howard L. Farkas (Please Check Only One):


                         For [ ]            Against [ ]              Abstain [ ]


2. The removal, without cause, from the Board of Directors of the Corporation of Burton W. Kantor (Please Check Only One):

                        For [ ]             Against [ ]              Abstain [ ]

3. The election of the following persons as directors of the corporation to serve until the next annual meeting of shareholders and until successors will be elected:

     H. Don Gill        For [ ]            Against [ ]               Abstain [ ]

     E. Brewer Newton   For [ ]            Against [ ]               Abstain [ ]

     James C. Rambin    For [ ]            Against [ ]               Abstain [ ]

*Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of any nominee.

 4. To vote or otherwise represent the shares on any other business or on any other matter that may properly come before the meeting or any adjournment of the meeting according to James L. Rambin's decision.:

                       For [ ]            Against [ ]               Abstain [ ]

The shares represented by this proxy will be voted as you have indicated above. If no indication is made, the shares represented by this proxy will be voted in favor of each of the above nominees and proposals.

I authorize my proxy to substitute any other person to act under this proxy, to revoke any substitution, and to file this proxy and any substitution or revocation with the cooperation. This proxy and the authority represented by this proxy may be revoked at any time by the undersigned. Unless revoked, this proxy shall terminate on December 5, 1997 the day after the shareholders' meeting, or if the meeting is continued or adjourned, the day after the continution or adjournment.

The  undersigned   acknowledges   receipt  of  the  Notice  Special  Meeting  of
Shareholders and Proxy Statement, each dated November 13, 1997.


Please sign exactly as name appears below. When sharesare held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or othe authorized officer. If a partnership, please sign in partnership name by Authorized person.

Dated: November ----, 1997
                                   [signature]                       [signature]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE